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                                                                    Exhibit 24.2

                             MOVIE GALLERY US, INC.
                           MOVIE GALLERY FINANCE, INC.
                          MOVIE GALLERY LICENSING, INC.
                          MOVIE GALLERY SERVICES, INC.
                              M.G.A. REALTY I, LLC
                                M.G. DIGITAL, LLC
                      MOVIE GALLERY ASSET MANAGEMENT, INC.
                       HOLLYWOOD ENTERTAINMENT CORPORATION
                          HOLLYWOOD MANAGEMENT COMPANY


                                POWER OF ATTORNEY

                                 JULY 26, 2005

         The undersigned (each a "GRANTOR") each as indicated below (1) constitutes and appoints S. Page Todd and Ivy M. Jernigan each as the Grantor's true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor's name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement with respect to guaranties of 11% Senior Notes due 2012 issued by Movie Gallery, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.



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         /s/ Joe T. Malugen                                            /s/ Victoria L. Garrett
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JOE T. MALUGEN, on behalf of of (1) Movie Gallery US,        VICTORIA L. GARRETT, on behalf of (1) Movie Gallery
Inc.; (2) Movie Gallery Services, Inc.; (3) Hollywood        Licensing, Inc.; and (2) Movie Gallery Finance, Inc.
Entertainment Corporation; (4) Hollywood Management
Company; (5) M.G.A. Realty I, LLC; and (6) M.G.
Digital, LLC


         /s/ Jeffry B. Gordon                                         /s/ Ivy M. Jernigan
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JEFFRY B. GORDON, on behalf of (1) Movie Gallery             IVY M. JERNIGAN, on behalf of (1) Movie Gallery US,
Licensing, Inc.; (2) Movie Gallery Asset Management,         Inc.; (2) Movie Gallery Services, Inc.; (3) Movie
Inc.; and (3) Movie Gallery Finance, Inc.                    Gallery Licensing, Inc.; (4) M.G.A. Realty I, LLC;
                                                             (5) M.G. Digital, LLC; and (6) Movie Gallery
                                  Finance, Inc.


         /s/ S. Page Todd                                             /s/ Darryl E. Smith
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S. PAGE TODD, on behalf of                                   DARRYL E. SMITH, on behalf of Movie Gallery Asset
(1) Movie Gallery US, Inc.; (2) Movie Gallery                Management, Inc.
Services, Inc.; (3) Hollywood Entertainment
Corporation; (4) Hollywood Management Company; (5)
Movie Gallery Licensing, Inc.; (6) Movie Gallery
Asset Management, Inc.; (7) M.G.A. Realty I, LLC; (8)
M.G. Digital, LLC; and (9) Movie Gallery Finance, Inc.


         /s/ Michelle K. Lewis                                        /s/ Timothy R. Price
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MICHELLE K. LEWIS, on behalf of Movie Gallery Asset          TIMOTHY R. PRICE, on behalf of (1) Hollywood
Management, Inc.                                             Entertainment Corporation; and (2) Hollywood
Management Company
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